
FS GLOBAL CREDIT
OPPORTUNITIES FUND

A NEW ALTERNATIVE FUND FROM
FRANKLIN SQUARE CAPITAL PARTNERS

Access **global credit** from a leader in alternatives

FS Global Credit Opportunities Fund invests primarily in corporate loans, bonds and other credit instruments, with a focus on North America and Western Europe.

OFFERING SIZE

300,000,000 registered shares

MANAGED BY

FRANKLIN SQUARE CAPITAL PARTNERS

SUB-ADVISED BY

GSO CAPITAL PARTNERS
A Blackstone Company

DISTRIBUTED BY

FS^2 Capital Partners, LLC
Member FINRA/SIPC
2929 Arch Street, Suite 675
Philadelphia, PA 19104
Toll free: 877-372-9880

Through its alternative approach to global credit investing and innovative unlisted, closed-end fund structure, FS Global Credit Opportunities Fund seeks to generate an attractive total return with less risk. It is managed by FS Global Advisor, LLC, a Franklin Square affiliate, and sub-advised by GSO Capital Partners LP, the credit platform of Blackstone.

FOR MORE INFORMATION
Visit www.fsgcofund.com and watch the introductory video.

TO REQUEST A PROSPECTUS
Contact your financial professional or call our sales desk at 877-372-9880.

Investors should carefully consider the information contained in FS Global Credit Opportunities Fund's applicable prospectus before investing, including its investment objectives, risks, charges and expenses. To receive a prospectus, contact your financial advisor. Alternatively, a copy of the prospectus is available free of charge by contacting FS^2 Capital Partners.

Investments in FS Global Credit Opportunities Fund will be made indirectly through two funds, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D (together, the "Companies"), which will invest substantially all of the net proceeds from their public offerings in common shares of beneficial interest of the Fund. The Fund is a separate non-diversified, closed-end management investment company that will carry out the investment strategies described more fully in the Companies' prospectuses.

Investing in the Companies may be considered speculative and involves a high level of risk, including a more substantial loss of investment. Investors should carefully consider all of the risks discussed in the prospectus of the applicable Company, including the risk factors set forth under the heading "Types of Investments and Related Risks" before deciding to invest in such Company's common shares, certain of which are described below. The Fund may invest in non-U.S. securities, below investment grade instruments (commonly referred to as "high yield" securities or "junk bonds"), companies experiencing distress or expecting specific events, among other investments that may be particularly susceptible to losses. Unlike most closed-end funds, the Companies' common shares will not be listed on any securities exchange and the Companies will not seek to complete liquidity events for at least five years from the date they commence operations. An investor should not expect to be able to sell all of their shares at any time. The Companies intend to offer share repurchase programs. Only a limited number of shares will be eligible for repurchase and an investor should understand that they will not have access to their investment for an indefinite period of time. An investment in the Companies is not suitable if the investor will need access to the money invested.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the applicable prospectus. **This sales and advertising literature must be read in conjunction with the prospectus of the applicable Company in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus for the applicable Company must be made available to you in connection with any offering.** No offering is made except by a prospectus filed with the Securities and Exchange Commission (the "SEC") and the Department of Law of the State of New York. None of the SEC, the Attorney General of the State of New York or any state securities regulators have approved or disapproved of these securities or determined if the prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.

FS^2 Capital Partners, LLC ("FS^2 Capital") is the dealer manager for the public offerings of the Companies, is an affiliate of the Fund's investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS^2 Capital's due diligence obligations under the federal securities laws. FS^2 Capital is entitled to compensation in connection with the offerings, which may include receiving selling commissions (which are generally re-allowed to selling broker-dealers) and/or a dealer manager fee based on the gross offering proceeds of shares sold in the applicable offering. FS^2 Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.